Exhibit 24
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                                POWER OF ATTORNEY
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         The undersigned Directors of Walter Industries, Inc., a Delaware corporation which proposes to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to certain shares of its common stock to be purchased in the open market for the account of employees who are participants in the Corporation's Employee Stock Purchase Plan and for shares of its common stock to be sold to certain employees in connection with the Corporation's 1995 Long-Term Incentive Stock Plan, hereby constitutes and appoints Donald M. Kurucz, Edward A. Porter and W.H. Weldon, and each of them as his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Tampa, Florida this 14th day of March, 1996.




        /s/ J.W. Walter                 /s/ J. B. Farley
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        /s/ M.T. Tokarz                 /s/ H.L. Clark
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        /s/ James L. Johnson            /s/ G. R. Durham
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        /s/ Perry Golkin                /s/ K.E. Hyatt
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        /s/ Eliot Fried
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